   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 17, 1997

                                                     REGISTRATION NO.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                 VIASOFT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                          94-2892506
           (STATE OR OTHER JURISDICTION                   (I.R.S. EMPLOYER IDENTIFICATION NO.)
         OF INCORPORATION OR ORGANIZATION)

                            ------------------------
                             3033 NORTH 44TH STREET
                             PHOENIX, ARIZONA 85018
                                 (602) 952-0050
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                         STEVEN D. WHITEMAN, PRESIDENT
                                 VIASOFT, INC.
                             3033 NORTH 44TH STREET
                             PHOENIX, ARIZONA 85018
                       (602) 952-0050/FAX (602) 840-9058
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

              WILLIAM M. HARDIN, ESQ.                             JORGE DEL CALVO, ESQ.
               CLARK M. PORTER, ESQ.                            KATHARINE A. MARTIN, ESQ.
               ANDREW P. KELLY, ESQ.                             COURTNEY M. LYNCH, ESQ.
               OSBORN MALEDON, P.A.                          PILLSBURY MADISON & SUTRO, LLP
             2929 NORTH CENTRAL AVENUE                             2700 SAND HILL ROAD
            PHOENIX, ARIZONA 85012-2794                     MENLO PARK, CALIFORNIA 94025-7020
                  (602) 207-1288                                     (415) 233-4500
                FAX (602) 235-9444                                 FAX (415) 233-4545

                            ------------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                           PROPOSED MAXIMUM     PROPOSED MAXIMUM         AMOUNT OF
      TITLE OF EACH CLASS OF            AMOUNT TO BE        OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION
    SECURITIES TO BE REGISTERED         REGISTERED(1)        PER SHARE(2)           PRICE(2)              FEE(3)
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value......        115,000              $54.75             $6,296,250             $1,908
=======================================================================================================================

(1) Includes 15,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(a).

(3) The shares of Common Stock are not being registered for the purpose of sales outside the United States.
================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is filed pursuant to Rule 462(b) to register additional shares of Common Stock, $.001 par value, of VIASOFT, Inc. (the "Company"), for the offering pursuant to the Registration Statement on Form S-3 of the Company (File No. 333-33815), filed with the Securities and Exchange Commission ("Commission") on August 15, 1997, as amended, which was previously declared effective by the Commission on September 16, 1997 (the "Prior Registration Statement"). The contents of the Prior Registration Statement, including without limitation the Exhibits thereto, are hereby incorporated by reference in this Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS.

EXHIBIT
 NUMBER                                 DESCRIPTION OF EXHIBIT
--------  ----------------------------------------------------------------------------------
 *5       Opinion of Osborn Maledon, P.A.
 *23(a)   Consent of Arthur Andersen, LLP
 *23(b)   Consent of Osborn Maledon, P.A. (included in its opinion filed as Exhibit 5)
**24      Powers of Attorney

---------------
 * Filed herewith.

** Incorporated herein by reference to Registration Statement No. 333-33815.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on the 16th day of September, 1997.

                                          VIASOFT, Inc.

                                          By:    /s/ STEVEN D. WHITEMAN
                                             -----------------------------------
                                                     Steven D. Whiteman
                                                President and Chief Executive
                                                           Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                             TITLE                      DATE
------------------------------------------  --------------------------    -------------------

          /s/ STEVEN D. WHITEMAN            Chief Executive Officer;      September 16, 1997
------------------------------------------  Director
            Steven D. Whiteman

           /s/ MARK R. SCHONAU              Chief Financial Officer;      September 16, 1997
------------------------------------------  Chief Accounting Officer
             Mark R. Schonau

         /s/ JOHN J. BARRY, III*            Director                      September 16, 1997
------------------------------------------
            John J. Barry, III

          /s/ ALEXANDER S. KULI*            Director                      September 16, 1997
------------------------------------------
            Alexander S. Kuli

          /s/ J. DAVID PARRISH*             Director                      September 16, 1997
------------------------------------------
             J. David Parrish

         /s/ ARTHUR C. PATTERSON*           Director                      September 16, 1997
------------------------------------------
           Arthur C. Patterson

       *By: /s/ STEVEN D. WHITEMAN          Attorney-in-fact
------------------------------------------
            Steven D. Whiteman

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION OF EXHIBIT
-------   ----------------------------------------------------------------------------------
 * 5      Opinion of Osborn Maledon, P.A.
 *23(a)   Consent of Arthur Andersen LLP
 *23(b)   Consent of Osborn Maledon, P.A. (included in its opinion filed as Exhibit 5)
**24      Powers of Attorney

---------------
 * Filed herewith

** Incorporated herein by reference to Registration Statement No. 333-33815